UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 31, 2020

HALLMARK FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.18 par value	HALL	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 31, 2020, American Hallmark Insurance Company of Texas, Hallmark Specialty Insurance Company, Hallmark Insurance Company, Hallmark National Insurance Company and Hallmark County Mutual Insurance Company (collectively, the “Hallmark Insurers”), each a property/casualty insurance subsidiary of Hallmark Financial Services, Inc. (the “Registrant”), consummated the transactions contemplated by the previously disclosed Loss Portfolio Transfer Reinsurance Contract executed on July 16, 2020 with an effective date of January 1, 2020 (the “LPT Contract”) with DARAG Bermuda Ltd. and DARAG Insurance (Guernsey) Limited (collectively, the “Reinsurers”). In connection with the closing, the Hallmark Insurers executed (i) a Services Agreement (herein so called) with DARAG Bermuda Ltd., and (ii) a Trust Agreement (herein so called) with the Reinsurers and The Bank of New York Mellon. Pursuant to the Services Agreement, DARAG Bermuda Ltd. assumed responsibility for certain administrative services, including claims handling, for the binding primary commercial automobile liability insurance policies and the brokerage primary commercial automobile liability insurance policies issued by the Hallmark Insurers which are the subject of the LPT Contract. Pursuant to the Trust Agreement, the Reinsurers made their initial cash deposits into collateral trust accounts with The Bank of New York Mellon, as trustee, to be held as security for the Reinsurers’ obligations to the Hallmark Insurers under the LPT Contract.

The foregoing description of the Services Agreement and the Trust Agreement is qualified in its entirety by reference to the copies thereof filed as exhibits hereto and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Services Agreement executed July 31, 2020 by and between American Hallmark Insurance Company of Texas, Hallmark Specialty Insurance Company, Hallmark Insurance Company, Hallmark National Insurance Company and Hallmark County Mutual Insurance Company and DARAG Bermuda Ltd.

10.2	Trust Agreement dated July 31, 2020 among DARAG Bermuda Ltd. and DARAG Insurance (Guernsey) Limited, as grantors, American Hallmark Insurance Company of Texas, Hallmark Specialty Insurance Company, Hallmark Insurance Company and Hallmark National Insurance Company, as beneficiaries, and The Bank of New York Mellon, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: August 4, 2020	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Financial Officer